Income taxes	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Our effective tax rate was 15.5% for the three and six months ended June 30, 2026 and 12.2% and 13.3% for the three and six months ended June 30, 2025, respectively.
During the six months ended June 30, 2026, we recorded approximately $4 million of income tax expense due to the recognition of net recoveries related to the Ukraine Conflict. During the six months ended June 30, 2025, we recorded approximately $146 million of income tax expense due to the recognition of net recoveries related to the Ukraine Conflict and approximately $41 million of income tax benefit due to the reversal of a Pillar Two provision from the prior year, primarily due to clarifying guidance.
The effective tax rate is impacted by the source and amount of earnings among our various tax jurisdictions, permanent tax differences relative to pre-tax income or loss, and certain other discrete items. Our effective tax rate in any period can be impacted by revisions to the estimated full-year rate.